--------------------------------------------------------------------------------


--------------------------------------------------------------------------------







                                  ANNUAL REPORT









================================================================================

                               Upright Growth Fund

================================================================================




















                               September 30, 2001








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



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                                TABLE OF CONTENTS

                                                                           Page

Shareholder Letter................................................            1

Statement of Net Assets...........................................            6

Statement of Assets and Liabilities...............................           10

Statement of Operations...........................................           11

Statements of Changes in Net Assets...............................           12

Notes to the Financial Statements.................................           13

Financial Highlights..............................................           15

Independent Accountants' Report...................................           16




--------------------------------------------------------------------------------

================================================================================
Upright Growth Fund
================================================================================


LETTER TO SHAREHOLDERS
                    2001

Dear Fellow Shareholders,

We are presenting you with the Annual Report of the Upright Growth Fund for the year ended September 30, 2001. For this one-year period, the Fund produced a total return of (34.91)%. This compares to (26.62)% for the S&P 500 (large companies) and (59.19)% for the NASDAQ Composite Index (mostly high-tech companies). The Fund performed behind the S&P 500 during this one-year period but compared favorably with the NASDAQ Composite. In addition, the Fund outperformed its benchmark, the Multi-Cap Growth Fund Index, which returned (50.14)% for the one-year period ended September 30, 2001.

We are glad to inform you that although we increased our high tech position since last November, the fund was not hit as hard as NASDAQ due to our diverse portfolio and defensive strategy of keeping 25% cash on hand since the year 2000. This strategy allows us to protect the value of the Fund during downturns in the stock market and to participate in attractive long-term returns potentially available once quality high tech companies recover stable earnings.

Market Review

The 2000-2001 downturn in the stock market ranks as the third worst since the Civil War. The closest one to this bear market took place in 1973-74. During that period, the economy faced serious problems compounded by an oil crisis, record inflation in the double digits and an extended recession. The stock market, as assessed by the S&P 500, dropped 48% from peak to bottom in 1973-74 compared to 37% in the past year. Meanwhile, the NASDAQ composite has experienced its worst decline in history, losing 72% of its value and exceeding the 60% drop during 1973-74.

Not only were the technology funds hit hard; even some well-known large growth funds were not spared. Examples include Vanguard Growth Equity Fund at (56.0)%, Merrill Lynch Growth B at (46.8)%, Janus Fund at (46.7)%, Putman Growth Opportunities A at (55.2)%, and INVESCO Growth Inv. at (74.9)%.

In addition to the severity of the stock market's decline, the duration of the current bear market is quite long by historical comparison. The average duration of all bear markets since World War II has been twelve months, with the longest one lasting twenty-one months. This time, the market has been declining for about seventeen months.

The money lost in the stock market during this declining period is a record sum of over $4 trillion. All in all, the bear market during this time will remain in our minds not only because of the tragedy of the terrorist attacks on September 11, 2001, but because of the new records it has generated in investment history.

Investment Strategy

In the September 30, 2000 annual report, we mentioned the following strategies that we would consider adopting during 2001: (1) increase the weight of growth stocks when prices appear attractive for the long term, and (2) continue to be cautious if the economy slows down, as we expected, and then implement defensive strategies.



We exercised both strategies to fulfill the Fund's objectives, even though the nibbling of high tech stocks since last November did not succeed due to cuts in information technology (IT) spending. As the economy continued to weaken during this period, companies lowered their budgets significantly. Fortunately, we were able to identify variable factors that could affect the stock market without any warning. Based upon these factors, we implemented defensive strategies to retain a higher percentage of cash and increase holdings of defensive sectors such as food, medical, and industrial stocks.

As of today, the stock market has already declined for seventeen months. Is the market approaching the bottom or not? What are our plans for the upcoming year?

1. Retain discipline in purchasing stocks during an uncertain economy. We are not sure if the market has reached the bottom or not. Unfortunately, no one can predict the bottom accurately. However, we do know that experience has shown that greed and fear usually make the market volatile. This is part of the reason why we have the terms "overbought" and "oversold". The stock market may extend from fair value to overvalued; it may also happen that stock prices keep falling from fair value to undervalued. The volatility of the market frightens many investors, but also creates opportunities for long-term investors with patience. Therefore, discipline is key as we put our cash back to work gradually, even though these stocks may not perform immediately.

2. The stock market tends to move ahead of turns in the economy as a leading indicator. It may be a good time for us to get in now. When the crowd gets excited about the market, we tend to remain cautious; however, when it falls depressed about the market, we tend to get excited about it. Recently, we have been bombarded by news of declines in corporate earnings and increases in unemployment rates--all pessimistic news surrounding our daily lives. Under these circumstances, how can the stock market show good performance? Again, no one knows exactly when the market is on top or bottom. Thus, what we follow is a company's valuation and risk-reward ratio. For example, when we sold some high tech stocks early last year, there was no earnings warning, but the stock valuation was approaching a record high and the risk-reward was no longer worth it for us to continue to hold them. The same situation in reverse applies now. Although there has been very little good news recently, the risk-reward of many stocks are impressive. In other words, for some quality stocks, downside risk is limited, but long-term potential rewards are great. Simply put, the stock market tends to move ahead of turns in the economy as a leading indicator.

Final Thoughts

There are two final thoughts I would like to share with you. (1) The stock market experiences power recoveries after bear markets. During the Great Depression from 1928-1932, the stock market lost 90% of its value, only to gain almost 400% during the next five years of recovery. The oil crisis in 1973-74 caused a market decline of 48%, followed by a gain of 120% during the next six years of recovery. How about this time? We do not know yet, as only time will determine the course of events. Although the market may not recover as sharply as it has in the past, we have confidence that the market will eventually recover given its historical performance. (2) Your confidence and patience are vital to the Fund for us to manage your portfolio and for you to reap its benefits. The Upright Growth Fund will celebrate its three year anniversary January 2002. For the two years and eight months since its inception, there have been no redemptions from the Fund. This record is not easily maintained, especially during severe downturns in the market. Some other funds have been forced to sell shares that may be approaching bottom dollar in order to meet shareholder redemptions, creating quite a headache for the money manager. In comparison, we can concentrate on portfolio management and take advantage of our plentiful cash to buy quality stocks at depressed prices. Your loyalty and commitment are the Fund's true treasure and you should benefit in the long-term.

We would like to take this opportunity to thank our shareholders again for their confidence and patience with us. We will continue to do our best and seek rewarding returns on your behalf.



                                               Sincerely,

                                               /S/ David Y.S. Chiueh

                                               David Y.S. Chiueh
                                               President, Portfolio Manager

================================================================================
Upright Growth Fund
================================================================================

(Graphic Omitted)

This chart assumes an initial gross investment of $10,000 made on January 21, 1999 (commencement of operations). Returns shown assume reinvestment of all dividends. Performance reflects expense reimbursements and fee waivers in effect. Absent expense reimbursement and fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

--------------------------------------------------------------------------------
                             Average Annual Returns
--------------------------------------------------------------------------------
                    For the periods ended September 30, 2001
--------------------------------------------------------------------------------
                                                                     Since
                                                   1-Year          Inception *
                                                -------------   ----------------

Upright Growth Fund                                (34.91)%         (4.59)%
S&P 500 Index                                      (26.62)%         (5.03)%

*Inception January 21, 1999
--------------------------------------------------------------------------------

                                      - 9 -
STATEMENT OF NET ASSETS
September 30, 2001


  Shares                                                          Market Value
Common Stocks - 71.95%

Auto/Truck - .26%
       200   TRW Inc.                                               $    5,964
                                                                    ----------


 Bank - 3.54%
       700   Bank of America Corp.                                      40,880
       800   Bank One Corp.                                             25,176
       400   Citigroup, Inc.                                            16,200
                                                                    ----------
                                                                        82,256
                                                                    ----------

 Computer - 16.19%
     1,000   3Com Corp. *                                                3,750
     2,500   Adaptec, Inc. *                                            19,650
       100   BMC Software, Inc. *                                        1,270
       500   Check Point Software Technologies, Ltd. *                  11,010
     1,900   Cisco Systems, Inc. *                                      23,142
     2,500   Computer Associates International, Inc. *                  64,350
     1,400   Dell Computer Corp. *                                      25,942
     1,500   EMC Corp. *                                                17,625
       700   Extreme Networks, Inc. *                                    4,837
       200   International Business Machines                            18,460
       600   Intuit, Inc. *                                             21,480
     1,000   Juniper Networks, Inc. *                                    9,700
     1,500   LSI Logic Corp. *                                          17,625
     3,000   Lucent Technologies, Inc.                                  17,190
     3,000   MDSI Mobile Data Solutions, Inc. *                          8,430
     8,000   Network Appliance, Inc. *                                  54,400
     2,100   Oracle Corp. *                                             26,418
     2,483   Palm, Inc. *                                                3,625
       500   Redback Networks, Inc. *                                      725
       300   SAP AG ADR                                                  7,776
     1,100   Sun Microsystems, Inc. *                                    9,097
       215   Verisign, Inc. *                                            9,009
                                                                    ----------
                                                                       375,511
                                                                    ----------

 Consumer - 1.19%
     1,000   Cendant Corp. *                                            12,800
       500   Gillette Co.                                               14,900
                                                                    ----------
                                                                        27,700
                                                                    ----------

 Defense - 1.86%
       500   Biogen, Inc. *                                         $   27,790
       200   Boeing Co.                                                  6,700
       200   Lockheed Martin Corp.                                       8,750
                                                                    ----------
                                                                        43,240
                                                                    ----------

 Electronic - 4.53%
       500   Applied Materials, Inc. *                                  14,220
       800   AVX Corp.                                                  13,016
     2,600   Corning, Inc.                                              22,932
       400   Intel Corp.                                                 8,176
     1,000   JDS Uniphase Corp. *                                        6,320
     1,800   Micron Technology, Inc. *                                  33,894
       400   RF Micro Devices, Inc. *                                    6,640
                                                                    ----------
                                                                       105,198
                                                                    ----------

 Energy - 1.57%
     1,600   Calpine Corp. *                                            36,496
                                                                    ----------


 Financial - 2.20%
       600   Advanta Corp.                                               5,640
       500   Countrywide Credit Industries, Inc.                        21,965
       200   First Data Corp.                                           11,652
     1,200   Knight Trading Group, Inc. *                                9,252
       400   TD Waterhouse Group *                                       2,456
                                                                    ----------
                                                                        50,965
                                                                    ----------

 Food - 1.88%
       700   Campbell Soup Co.                                          19,600
       800   Kellogg Co.                                                24,000
                                                                    ----------
                                                                        43,600
                                                                    ----------

 Household - .11%
       300   Salton, Inc. *                                              2,568
                                                                    ----------


 Internet - 1.92%
     1,000   AOL Time Warner *                                          33,100
     1,300   Yahoo! Inc. *                                              11,453
                                                                    ----------
                                                                        44,553
                                                                    ----------

 Leisure - 1.50%
     1,400   Callaway Golf Co.                                          17,920
       400   International Game Technology *                            17,000
                                                                    ----------
                                                                        34,920
                                                                    ----------
 Machine - .97%
       500   Caterpillar, Inc.                                          22,400
                                                                    ----------

 Medical - 23.02%
     3,000   Boston Scientific Corp. *                              $   61,500
     1,000   Bristol-Myers Squibb Co. *                                 55,560
       671   Elan Corp., Plc., ADR *                                    32,510
     1,000   Genetech, Inc. *                                           44,000
       200   ICN Pharmaceuticals, Inc.                                   5,270
       800   Johnson & Johnson                                          44,320
       900   McKesson HBOC, Inc.                                        34,011
     1,000   Merck & Co., Inc.                                          66,600
     1,000   Millennium Pharmaceuticals, Inc. *                         17,760
     5,000   Natrol, Inc. *                                             17,450
     3,000   PacifiCare Health Systems, Inc. *                          37,770
       200   Progenics Pharmaceuticals, Inc. *                           2,780
     2,800   Schering-Plough Corp.                                     103,880
       200   Watson Pharmaceuticals *                                   10,942
                                                                    ----------
                                                                       534,353
                                                                    ----------

 Oil - .23%
       200   Transocean Sedco Forex, Inc.                                5,280
                                                                    ----------


 Protection - .23%
       400   Wackenhut Corrections Corp. *                               5,360
                                                                    ----------


 Telecommunication - 7.60%
     2,400   AT&T Corp.                                                 46,320
       768   AT&T Wireless Services, Inc. *                             11,474
     1,000   LM Ericsson Telephone Co. ADR                               3,490
     1,200   Motorola, Inc.                                             18,720
       200   Nippon Telephone & Telegraph Corp.  ADR                     4,630
       400   Nokia Corp. ADR                                             6,260
     4,500   Nortel Networks Corp.                                      25,245
       400   SBC Communications, Inc.                                   18,848
       200   Telephone & Data Systems, Inc.                             18,860
     1,500   Worldcom Group *                                           22,560
                                                                    ----------
                                                                       176,407
                                                                    ----------

 Textile - .79%
       800   Nautica Enterprises, Inc. *                                 9,472
     1,000   Tommy Hilfiger Corp. *                                      8,950
                                                                    ----------
                                                                        18,422
                                                                    ----------

 Tobacco - 1.66%
       800   Phillip Morris Companies, Inc.                             38,632
                                                                    ----------

 Transportation - .13%
       200   Continental Airlines, Inc. *                           $    3,000
                                                                    ----------


 Utility - .57%
       300   NRG Energy, Inc. *                                          4,863
       300   UtiliCorp United, Inc.                                      8,403
                                                                    ----------
                                                                        13,266
                                                                    ----------

          Total Common Stocks - 71.95%                               1,670,091
                   (Cost $2,254,354)                                ----------

 Cash Equivalents - 33.83%     (Cost $785,190)
   100,000   Fifth Third Bank Prime Money Market Fund                  100,000
   150,000   Fifth Third Bank U.S. Treasury Money
                Market Fund                                            150,000
   535,190   Fifth Third Bank Repurchase Agreement,
                2.65%, Due 10/1/01                                     535,190
                                                                    ----------
                                                                       785,190
                                                                    ----------

             TOTAL INVESTMENTS - 105.78%                             2,455,281
                  (Cost $3,039,544)                                 ----------

             Other assets less liabilities - (5.78%)                  (134,101)
                                                                    ----------

             TOTAL NET ASSETS - 100%                                $2,321,180
                                                                    ==========



             * Non-Income producing security

             ADR - American Depository Receipt










                      See Notes to the Financial Statements
--------------------------------------------------------------------------------

================================================================================
Upright Growth Fund
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001

--------------------------------------------------------------------------------

ASSETS:
     Investments, at market value (identified cost $3,039,544)      $ 2,455,281
     Cash                                                                20,400
     Dividends receivable                                                 1,178
     Interest receivable                                                    546
     Receivable for investments sold                                      3,120
                                                                   -------------
                  Total Assets                                        2,480,525
                                                                   -------------

LIABILITIES:
     Payable for investment purchases                                    97,686
     Investment advisory fees accrued                                    33,966
     Administrative fees accrued                                         10,190
     Custody fees accrued                                                   870
     Professional fees accrued                                           14,535
     Trustee fees accrued                                                 1,209
     Registration fees accrued                                              631
     Insurance fees accrued                                                 258
                                                                   -------------
                  Total Liabilities                                     159,345
                                                                   -------------


NET ASSETS                                                         $  2,321,180
                                                                   =============



NET ASSETS CONSIST OF:
     Capital (capital stock and paid-in capital)                  $   2,958,006
     Accumulated undistributed:
        Net investment loss                                             (44,172)
        Net realized loss on investment transactions                     (8,391)
     Net unrealized depreciation on investments                        (584,263)
                                                                  --------------

                  Total Net Assets                                $   2,321,180
                                                                  ==============


     Shares outstanding                                                 268,393
                                                                      ==========
        (Unlimited number of shares authorized, $1.00 par value)

     Net Asset Value, Redemption Price Per Share                     $     8.65
                                                                     ===========

     Maximum offering price per share (3% sales charge)              $     8.92
                                                                     ===========

================================================================================
Upright Growth Fund
================================================================================

STATEMENT OF OPERATIONS
Year Ended September 30, 2001

--------------------------------------------------------------------------------


INVESTMENT INCOME:
     Dividend income                                             $      11,855
     Interest income                                                    29,010
                                                                 --------------
                  Total Investment Income                               40,865

EXPENSES:
     Investment advisory fees                                           33,966
     Administrative fees                                                10,190
     Custody fees                                                        3,200
     Professional fees                                                  15,095
     Trustee fees                                                        1,209
     Registration fees                                                     631
     Insurance fees                                                        258
                                                                 --------------
                  Total Expenses                                        64,549

NET INVESTMENT LOSS                                                    (23,684)
                                                                 --------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
     Net realized loss on investments                                   (7,479)
     Decrease in unrealized appreciation on investments               (940,946)
                                                                 --------------
           Net realized and unrealized loss on investments            (948,425)
                                                                 --------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $    (972,109)
                                                                 ==============

================================================================================
Upright Growth Fund
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
Years Ended September 30, 2001 and 2000

--------------------------------------------------------------------------------


                                                                                       2001                 2000
                                                                                 ----------------     ---------------
OPERATIONS:
     Net investment loss                                                         $       (23,684)    $       (20,488)
     Net realized loss on investments                                                     (7,479)               (776)
     Decrease in unrealized appreciation on investments                                 (940,946)            354,452
                                                                                 ----------------    ----------------
               Net increase (decrease) in net assets from operations                    (972,109)            333,188
                                                                                 ----------------    ----------------

SHAREHOLDER DISTRIBUTIONS:
     Net investment income                                                                                    (1,772)
                                                                                                     ----------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                                         1,331,691             816,940
     Reinvestment of distributions                                                                             1,772
                                                                                 ----------------    ----------------
               Net increase in net assets from capital share
                  transactions                                                         1,331,691             818,712
                                                                                 ----------------    ----------------

TOTAL INCREASE IN NET ASSETS                                                             359,582           1,150,128

NET ASSETS:
     Beginning of period                                                               1,961,598             811,470
                                                                                 ----------------    ----------------

     End of period [including undistributed net
        investment loss of $(23,684)]                                            $     2,321,180     $     1,961,598
                                                                                 ================    ================


CHANGES IN SHARES OUTSTANDING:
     Shares sold                                                                         120,837              66,886
     Shares reinvested                                                                                           150
                                                                                 ----------------    ----------------

               Net increase in shares outstanding                                        120,837              67,036
                                                                                 ================    ================



================================================================================
Upright Growth Fund
================================================================================
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2001
--------------------------------------------------------------------------------


1.   ORGANIZATION

     The Upright Investments Trust ("the Trust") was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management investment company under the Investment Company Act of 1940. The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares. The Trust presently consists of one diversified investment portfolio, Upright Growth Fund (the "Fund"). The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.


2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     a) Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices. Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices. Debt securities which will mature in more than 60 days will be valued at the latest bid prices furnished by an independent pricing service. Short-term instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined by the Upright Financial Corporation ("Adviser") in accordance with procedures approved by the Board of Directors.

     b) Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. At September 30, 2001, the Fund had a net capital loss carryover of approximately $4,800 available to offset future net capital gains and thereby reduce further taxable distributions.

     c) Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually. Distributions of the Fund's net realized capital gains, if any, will be declared at least annually. Distributions are recorded on the ex-dividend date.

          The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as deferral of wash sales, net operating losses and post-October capital losses.

     d) Other - Investment and shareholder transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

     e) Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

     f) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


3.   INVESTMENT TRANSACTIONS

     The  aggregate  amounts  of  security  transactions  during  the year ended
     September  30,  2001  (excluding   repurchase   agreements  and  short-term
     securities), were as follows:


                              Other than
                              U.S. Govt.    U.S. Govt.
                              Securities    Securities
                             ------------  ------------

     Purchases               $ 1,481,653       --
     Proceeds from sales         310,079       --

     At September 30, 2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:


     Appreciation             $  137,489
     Depreciation               (732,132)
                              -----------
     Net depreciation on
          investments         $ (594,643)
                              ===========

     For federal income tax purposes, the cost of investments owned at September 30, 2001 was $3,049,924.


4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation. ("Adviser"). Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.50% of its average daily net assets. The Fund has accrued $33,966 of adviser fees through September 30, 2001, none of which have been paid.

     Upright Financial Corporation is the Fund's administrator (the "Administrator"). As compensation for the services rendered to the Fund, the Administrator is entitled to receive a fee, calculated at an annual rate of .45% of its average daily net assets. The Fund has accrued $10,190 of administrative fees through September 30, 2001, none of which have been paid.

     Mutual Shareholder Services serves as transfer agent and Fifth Third Bank serves as custodian.

     David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser. He is also an officer and trustee of the Fund.


5.   SALES CHARGE

     The sales charge for shares of the Fund are outlined below:

                               As a % of        Net
                               Offering       Amount
     Investment                  Price       Invested

     Up to $49,999               3.00%         3.09%
     $50,000 - $99,999           2.50%         2.56%
     $100,000 - $249,999         2.25%         2.30%
     $250,000 - $499,999         1.75%         1.78%
     $500,000 - $749,999         1.50%         1.52%
     $750,000 - $999,999         1.25%         1.27%
     $1 million and up           0.75%         0.76%

================================================================================
Upright Growth Fund
================================================================================
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period
--------------------------------------------------------------------------------



                                                                                  Year                 Year            01/21/1999
                                                                                  Ended                Ended              to
                                                                                09/30/2001           09/30/2000        09/30/1999
                                                                                ----------           ----------        ----------
PER SHARE DATA
     Net asset value, beginning of period                                       $   13.29            $   10.08          $  10.00
                                                                                ---------            ---------          --------

     Investment operations:
        Net investment loss                                                         (0.11)               (0.18)             0.03
        Net realized and unrealized gain (loss) on investments                      (4.53)                3.41              0.05
                                                                                ----------           ----------         ---------
                  Total from investment operations                                  (4.64)                3.23              0.08
                                                                                ----------           ----------         ---------

     Less distributions:
        From net investment income                                                                         .02
                                                                                                     ----------

     Net asset value, end of period                                             $    8.65            $   13.29          $  10.08
                                                                                ==========           ==========         =========


TOTAL RETURN 1                                                                     (34.91)%              32.06%             0.80% 2
                                                                                ==========           ==========         =========


SUPPLEMENTAL DATA AND RATIOS:
     Net assets, end of period (in thousands)                                   $   2,321            $   1,962          $    811
     Ratio of net expenses to average net assets                                     2.85%                3.21%             1.95% 3
     Ratio of net investment income (loss) to average net assets                    (1.05)%              (1.47)%            0.47% 3
     Ratio of net expenses to average net assets - without
        fee waiver                                                                   2.85%                3.21%             5.47% 3
     Ratio of net investment income to average net assets -
        without fee waiver                                                          (1.05)%              (1.47)%           (3.05)% 3
     Portfolio turnover rate                                                        19.16%               19.88%             8.87%

     1 Total returns do not include the one-time sales charge.
     2 Total return is not annualized.
     3 Annualized for the period January 21, 1999 (commencement of operations) through September 30, 1999.

================================================================================
Upright Growth Fund
================================================================================
INDEPENDENT ACCOUNTANTS' REPORT
September 30, 2001
--------------------------------------------------------------------------------

Board of Trustees
Upright Growth Fund
Livingston, New Jersey

     We have audited the accompanying statement of assets and liabilities of the UPRIGHT GROWTH FUND, including the statement of net assets, as of September 30, 2001, and the related statement of operations for the year ended September 30, 2001, and the statements of changes in net assets and the financial highlights for the two years ended September 30, 2001. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of UPRIGHT GROWTH FUND, as of and for the period ended September 30, 1999, were audited by other accountants whose report dated October 31, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the UPRIGHT GROWTH FUND as of September 30, 2001, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.


                                                                /s/BKD, LLP





Kansas City, Missouri
October 19, 2001

================================================================================
Upright Growth Fund
================================================================================




                       Investment Adviser & Administrator
                          Upright Financial Corporation
                          615 West Mt. Pleasant Avenue
                              Livingston, NJ 07039


                                    Custodian
                          Fifth Third Bank Corporation
                            38 Fountain Square Plaza
                              Cincinnati, OH 45263


                              Independent Auditors
                                    BKD, LLP
                             Twelve Wyandotte Plaza
                        120 West 12th Street, Suite 1200
                              Kansas City, MO 64105


                                 Transfer Agent
                           Mutual Shareholder Services
                         8869 Brecksville Road, Suite C
                              Brecksville, OH 44141


                                   Underwriter
                             Maxus Securities Corp.
                         8869 Brecksville Road, Suite C
                              Brecksville, OH 44141



                                    Trustees
                                David Y.S. Chiueh
                                   Wellman Wu
                                  Bing B. Chen